Turning the Human Repertoire’s Most Potent Antibodies into Superior Therapeutics Bio Investor Forum San Francisco October 8, 2013 Clifford J. Stocks Chief Executive Officer

2 Theraclone / PharmAthene Theraclone Sciences, Inc., a monoclonal antibody discovery and development company , and PharmAthene , Inc., (NYSE MKT: PIP) a leading biodefense company, announced an intention to merge to form a commercially - focused biologics company with extensive vaccines and therapeutics expertise

3 Safe Harbor Statement Except for the historical information presented herein, matters discussed may constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements . Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will” ; "potential" ; "believe" ; "anticipate" ; "intend" ; "plan" ; "expect" ; "estimate" ; "could" ; "may" ; "should" ; or similar statements are forward - looking statements . Such statements include, but are not limited to those referring to the potential for the generation of value, ability to leverage funding sources, potential for revenue, and potential for growth . PharmAthene disclaims any intent or obligation to update these forward - looking statements . Risks and uncertainties include, among others, failure to obtain necessary shareholder approval for the proposed merger with Theraclone and the matters related thereto ; failure of either party to meet the conditions to closing of the transaction ; delays in completing the transaction and the risk that the transaction may not be completed at all ; failure to realize the anticipated benefits from the transaction or delay in realization thereof ; the businesses of PharmAthene and Theraclone may not be combined successfully, or such combination may take longer, be more difficult, time - consuming or costly to accomplish than expected ; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties ; the combined company’s need for and ability to obtain additional financing ; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company's product candidates ; unexpected funding delays and/or reductions or elimination of U . S . government funding for one or more of the combined company's development programs ; the award of government contracts to competitors ; unforeseen safety issues ; unexpected determinations that these product candidates prove not to be effective and/or capable of being marketed as products ; as well as risks detailed from time to time in PharmAthene's Form 10 - K and quarterly reports on Form 10 - Q under the caption "Risk Factors" and in its other reports filed with the U . S . Securities and Exchange Commission (the "SEC") . In particular, there is significant uncertainty regarding the level and timing of sales of Arestvyr™ and when and whether it will be approved by the U . S . FDA and corresponding health agencies around the world . PharmAthene cannot predict with certainty if or when SIGA will begin recognizing profit on the sale thereof and there can be no assurance that any profits received by SIGA will be significant . In its May 2013 decision, the Delaware Supreme Court reversed the remedy ordered by the Court of Chancery and remanded the issue of a remedy back to the trial court for reconsideration in light of the Supreme Court’s opinion . As a result, there can be no assurance that the Chancery Court will issue a remedy that provides PharmAthene with a financial interest in Arestvyr™ and related products or any remedy . In addition, significant additional research work, non - clinical animal studies, clinical trials, and manufacturing development work remain to be done with respect to all of our product candidates . At this point there can be no assurance that any of these product candidates will be shown to be safe and effective and approved by regulatory authorities for use in humans . Copies of PharmAthene's public disclosure filings are available from its investor relations department and its website under the investor relations tab at http : //www . pharmathene . com .

4 Important Additional Information About the Merger This communication is being made in respect of the proposed merger involving Theraclone Sciences, Inc. (“Theraclone”) and PharmAthene. On August 1, 2013, PharmAthene filed with the SEC a current report on Form 8 - K, which includes the merger agreement and related documents. PharmAthene filed a registration statement on Form S - 4 with the SEC, which contains a preliminary proxy statement / prospectus / consent solicitation and other relevant materials, and plans to file with the SEC other documents regarding the proposed transaction. The final proxy statement/prospectus /consent solicitation will be sent to the stockholders of PharmAthene and Theraclone in connection with the stockholder votes on matters relating to the proposed transaction. The proxy statement/prospectus/consent solicitation contains information about PharmAthene, Theraclone, the proposed transaction, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN, AS THE CASE MAY BE, IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation and proxy card by mail, stockholders will also be able to obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website ( http://www.sec.gov ) or, without charge, by contacting Stacey Jurchison at PharmAthene at (410) 269 - 2610.

5 No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in Solicitation PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger. Theraclone may also be deemed a participant in such solicitation. Information regarding PharmAthene’s executive officers and directors is available in Amendment No. 1 to PharmAthene’s proxy statement on Schedule 14A, filed with the SEC on May 9, 2013. Information regarding such executive officers and directors and regarding any interest that PharmAthene, Theraclone or any of the executive officers or directors of PharmAthene or Theraclone may have in the transaction will be set forth in the final proxy statement / prospectus / consent solicitation that PharmAthene will file in connection with the stockholder votes on matters relating to the proposed transaction. Stockholders will be able to obtain this information by reading the final proxy statement/prospectus/consent solicitation when it becomes available. Additional Important Information About the Merger

6 Combined Company – Investment Opportunity Experienced management team and board of directors with track record of success and value creation Premier biologics company with vaccine and antibody expertise and a focus on infectious diseases and oncology Four clinical programs and multiple partnered preclinical programs addressing high - value markets Robust discovery engine with validated mAb platform technology providing significant collaboration opportunities Significant revenue potential from SIGA smallpox antiviral, Arestvyr™ Compelling transaction with complementary capabilities to realize synergies and accelerate value

Flu Antibody: TCN-032

TCN-032 Human Monoclonal Antibody



Product Profile

- IgG mAb that binds to a novel, highly-conserved universal epitope
  - Influenza A (H1N1; H5N1; H7N9)
- Annually, 200,000 U.S. patients are hospitalized; 36,000 die from serious influenza infections*
- Government stockpile market offers significant upside potential
- Phase 1 completed; favorable safety and pharmacokinetic profile
- Phase 2a viral challenge study completed; data presented at ISIRV conference

~$600MM Estimated Annual Peak Commercial and Government Sales**
Competitive Advantage: MOA; Universality; Therapeutic Window; No Resistance

** 2003 study by Centers for Disease Control published in the Journal of the American Medical Association*
*** Based on market research conducted by Defined Health and Roche sales data for Tamiflu® from 2009 –Q1 2013*

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8 TCN - 032 /Tamiflu Combination in Mice Lethal Challenge Protective Even When Treatment is Started 4 Days After Infection Day 4,6,8 20x LD 50 Vn1203 Noah et.al., Southern Research Institute mAb at 20 mg/kg on day +4, 6, 8 Oseltamivir at 10 mg/kg bid on day 1 - 5

Viral Challenge Protocol: Study Design

- Double-blind, placebo-controlled, randomized study
- Population
  - Normal healthy subjects; males or females, age 18-45 years
  - Seronegative (HAI titer ≤10) to H3N2 challenge strain (A/Wisconsin/67/05)
- Treatment: TCN-032 40 mg/kg or placebo, given 24 hours after viral inoculation
- Endpoints
  - Efficacy
- Clinical symptoms (Day 1-7)
  - Grade 2 or greater symptoms, or pyrexia (T>37.9 °C) [main parameter for sample size estimation]
  - Total scores; URI/LRI/systemic scores; time to peak/resolution/duration of symptoms; nasal mucus weight
  - Viral resistance to TCN-032 (genotypic/phenotypic analyses)
- Virology
  - Viral load by viral culture ($TCID_{50}$) [Day 1-7] and qPCR [Day 2-7]
  - Time to peak, time to resolution, duration of shedding
- Seroconversion, seroprotection (pre-challenge to Day 28)
  - Pharmacokinetics and anti-drug antibodies
  - Safety: adverse events, laboratory parameters, spirometry
- Sample size: 64 subjects (32/treatment arm)
  - 90% power to detect a 60% reduction in the proportion of subjects with grade 2 or greater symptoms, assuming placebo rate of 50%, with one-sided alpha of 0.10

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10 Clinical Symptoms Clinical Symptoms TCN - 032 n=24 Placebo n=24 % Difference p value (one - sided) Proportion of subjects with grade 2 symptoms or pyrexia 10/24=41.2% 13/24=54.2% 12.5% p=0.21 CMH test AUC (Day 1 - 7) median 25.5 39 35% p=0.0466* Wilcoxon

11 Clinical Symptoms and Viral Shedding by PCR Clinical symptoms and viral shedding in both treatment arms follow similar patterns

12 Viral Shedding and Viral Escape Analysis TCN - 032 AUC (log 10 TCID 50 /mL) Placebo AUC (log 10 TCID 50 /mL) Absolute Log Decrease p value (one - sided) PCR Day 2 - 7 Median=5.2 Median=7.4 2.2 p=0.09* Wilcoxon Viral escape genotypic analysis ▪ Sequence analysis (454 Next Generation) TCN - 032 epitope portion of M2e from subjects and parental challenge virus A/Wisconsin/67/2005 ▪ Results: samples from 17 placebo and all 13 TCN - 032 treated subjects that shed virus by TCID 50 show no change in epitope recognized by TCN - 032

13 TCN - 032: Phase 2a Human Viral Challenge Study • Demonstrated reductions in total clinical symptom scores and viral load • Safe and well - tolerated with no increase in adverse events compared to placebo, including lower respiratory tract symptoms • Pharmacokinetics consistent with Phase 1 study – Half - life ~16 days; no evidence of immunogenicity • Next steps: Clinical studies in natural infection including the target population of patients hospitalized with serious influenza infection • Results are the first demonstration that a non - neutralizing antibody given parenterally may provide immediate immunity and therapeutic benefit in influenza A infection in humans with no apparent emergence of resistant virus

Cytomegalovirus (CMV) Antibody: TCN-202

TCN-202 Human Monoclonal Antibody



Product Profile

- Recognizes broadly conserved epitope on CMV
- Neutralizes CMV viral infection in many cell types
  - Epithelia, endothelial, fibroblasts, etc.
- ~1,000x more potent than plasma-derived CMV-IGIV (preclinical studies)*
- Phase 1 completed; favorable safety, immunogenicity with PK properties consistent with human mAbs
- Phase 2a commenced in solid organ (kidney) transplant patients

Management of CMV disease is a significant unmet medical need.
*Competitive advantage: MOA; Safety; Potential to Preserve CMI***

**Theraclone study conducted by Dr. Wolf of Hadassah Univ. Hospital in Jerusalem; ** Cell Mediated Immunity*

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15 0.1 1 10 100 1000 0 200 400 600 800 1000 1200 Concentration (g/mL) Mean Plaque Size (pixels) TCN-202 Negative Control Mab TCN - 202 Inhibits Cell to Cell Spread of HCMV in Dermal Fibroblast Cultures TCN - 202 blocks both initial penetration and cell - to - cell spread of HCMV which may be important for therapeutic efficacy

TCN-202 Preclinical Studies of CMV Infected Decidual Tissue
Decidual Organ Cultures: D. Wolf (Hadassah University Hospital, Jerusalem)

- Decidual tissue (1st trimester pregnancy termination)
- Pre-treatment of virus with mAb
- Monitor HCMV replication via yellow fluorescent protein (YFP) expression



Untreated
TCN031 10μg/ml
HIG 1mg/ml
HIG 10mg/ml
Untreated
TCN202 0.1 μg/ml
TCN202 1μg/ml
TCN202 10μg/ml

HCMV strain TB40/E – engineered YFP expressing virus
Data shown for prophylactic mode

TCN-031 – Negative Control Antibody
HIG – Megalotect, Biotest, Germany

TCN-202 is ~1000-fold more potent than anti-HCMV HIG in neutralization of CMV infection when used pre-infection (prophylactically)

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17 TCN - 202: Clinical Study Summary and Plans Phase 1 completed 2Q 2013 • Well - tolerated in single doses of 1 - 50 mg/kg and multiple doses at 15 mg/kg x2 • AEs were mild to moderate; most were unrelated to study drug • Pharmacokinetics – Dose proportional ( Cmax and AUC) – Half - life ~14 days – Volume of distribution and clearance - consistent with IgG • Immunogenicity: None detected Phase 2a initiated 3Q 2013 • Solid organ (kidney) transplant; high risk R - /D+ population • Data readout anticipated 3Q 2014

18 I - STAR ™ Generating Highly - Specific Human Antibodies for Significant Unmet Medical Needs Selected donor population convalescent/vaccinated subjects = protective Abs Superior B - cell activation Deep sequencing of all hit wells Rapid screen for binding and function IgG+ Memory B - cells “Archive of immunological history” >10,000 human mAb clones ID clones that neutralize/ bind target Obtain sequences for all mAbs Generate recombinant cell line Therapeutic bNAbs

19 I - STAR TM Validating Partnerships January 2011 I - STAR™ collaboration to discover antibodies against up to four undisclosed targets in the areas of infectious disease and cancer. Pfizer has Worldwide licensing rights. February 2008 IAVI collaboration to discover HIV - neutralizing antibodies March 2010 I - STAR collaboration to discover and develop broadly protective antibodies for the treatment of pandemic influenza and severe seasonal influenza. ZK has licensing rights in Japan ‘AIDS Researchers Isolate New Potent and Broadly Effective Antibodies Against HIV’

20 Combined Company Executive Team Clifford J. Stocks Chief Executive Officer Calistoga Pharmaceuticals, Inc., ICOS Corporation Francesca Cook SVP, Policy and Government Affairs Guilford Pharmaceuticals Covance Health Econ., U.S. HHS Russ Hawkinson Chief Financial Officer Corixa Corporation Ernst & Young Jordan Karp SVP, General Counsel Constellation Energy MCI Comm., Guilford Pharmaceuticals Wayne Morges, Ph.D. SVP, Regulatory Affairs and Quality Baxter Vaccines Acambis, Merck Eleanor L. Ramos, M.D. Chief Medical Officer Zymogenetics Roche, Bristol - Myers Squibb Kristine Swiderek, Ph.D. Chief Scientific Officer Zymogenetics City of Hope

Combined Company Board of Directors

Mitch Sayare, Ph.D. **Chairman**	ImmunoGen XenoGen
John M. Gill	Tetralogic Pharmaceuticals 3D Pharma, SKB
Steve Gillis, Ph.D.	Immunex, Corixa, ARCH Venture Partners
Wende Hutton	Canaan Partners Mayfield Fund, GenPharma International
Brian Markison	King Pharmaceuticals Fougera (sold to Sandoz)
Eric I. Richman	PharmAthene, MedImmune HealthCare Ventures
Derace Schaffer, M.D.	The LAN Group
Clifford J. Stocks **Chief Executive Officer**	Calistoga Pharmaceuticals, Inc. ICOS Corporation
Director To Be Named	

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Near-Term Valuation Catalysts

Event*	Date
Presented CMV Antibody Phase 1 results	Q3 13
Initiated CMV Antibody Phase 2a	Q3 13
Presented Flu Antibody Phase 2a results	Q3 13
Anticipate CMV Antibody Phase 2a results	Q3 14

**The Milestones listed above are targets established by PharmAthene and Theraclone. The achievement of these milestones are subject to specific events, many of which are not within the control of PharmAthene and Theraclone There can be no assurance that the events will occur within the time frames indicated.*

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Turning the Repertoire’s Most Potent Antibodies into Superior Therapeutics 1124 Columbia Street, Suite 300 Seattle, WA 98104 www.theraclone - sciences.com